                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934
                               (Amendment No. ___)

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5
     (d) (2))

[X]  Definitive Information Statement

                              SEASONS SERIES TRUST
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

AIG SUNAMERICA ASSET MANAGEMENT CORP.                      [AIG SUNAMERICA LOGO]
Seasons Series Trust                                   the retirement specialist
P.O. Box 54299
Los Angeles, California 90054-0299
(800) 445-7862

April 9, 2007

Dear Contract Owner:

     We are writing to provide you with the enclosed information statement. The information statement provides information regarding recent amendments to subadvisory agreements (the "Amendments") between AIG SunAmerica Asset Management Corp. ("SunAmerica") and the following subadvisers of Seasons Series Trust portfolios:

     -    BAMCO, Inc. (subadviser of the Focus TechNet Portfolio);

     -    Clearbridge Advisors LLC (subadviser of the Small Cap Portfolio);

     - Columbia Management Advisors, LLC (subadviser of the Cash Management Portfolio);

     - Franklin Advisers, Inc. (subadviser of the Strategic Fixed Income Portfolio);

     - J.P. Morgan Investment Management Inc. (subadviser of the Focus Value Portfolio);

     - Marsico Capital Management, LLC (subadviser for the Focus Growth Portfolio and Focus Growth and Income Portfolio);

     -    RCM Capital Management LLC (subadviser of the Focus TechNet
          Portfolio);

     -    Third Avenue Management LLC (subadviser of the Focus Value Portfolio);

     - Thornburg Investment Management, Inc. (subadviser of the Focus Growth and Income Portfolio); and

     - Western Asset Management Company (subadviser of the Strategic Fixed Income Portfolio).

     The Amendments removed language contained in the agreement that restricted the percentage of brokerage transactions which the subadviser may direct to an affiliated broker. In addition, the Amendments included various administrative changes that are described in more detail in the enclosed information statement. The Amendments were approved by the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, on January 19, 2007.

     As a matter of regulatory compliance, we are sending you this information statement, which describes the Amendments and the reasons why the Board approved the Amendments.

     THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Should you have any questions about these changes or if we can be of service to you in any other way, please call our SunLine customer service center between the hours of 5 a.m. PST and 5 p.m. PST at (800) 445-7862.

Sincerely,


/s/ Vincent M. Marra
-------------------------------------
Vincent M. Marra
President
Seasons Series Trust

                              SEASONS SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                                   ----------

                              INFORMATION STATEMENT
                 REGARDING AMENDMENTS TO SUBADVISORY AGREEMENTS

                                   ----------

                            CASH MANAGEMENT PORTFOLIO
                             FOCUS GROWTH PORTFOLIO
                        FOCUS GROWTH AND INCOME PORTFOLIO
                             FOCUS TECHNET PORTFOLIO
                              FOCUS VALUE PORTFOLIO
                               SMALL CAP PORTFOLIO
                        STRATEGIC FIXED INCOME PORTFOLIO
                        (COLLECTIVELY, THE "PORTFOLIOS")

                                   ----------

     This information statement is being provided to the shareholders of each of the Portfolios, in lieu of a proxy statement, pursuant to the terms of an exemptive order Seasons Series Trust (the "Trust") has received from the Securities and Exchange Commission. The exemptive order permits AIG SunAmerica Asset Management Corp. ("SunAmerica"), as the investment adviser, manager and administrator of the Trust's portfolios, to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Trustees of the Trust.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

     This information statement will be mailed on or about April 9, 2007 to contract owners who chose the Portfolios as an investment option prior to February 28, 2007.

PURPOSE OF THE INFORMATION STATEMENT

     On January 19, 2007, the Trustees approved amendments (the "Amendments") to subadvisory agreements between SunAmerica and the subadvisers listed in the chart below (the "Subadvisers"):

                     SUBADVISER                             PORTFOLIOS SUBADVISED
                     ----------                             ---------------------
BAMCO, Inc. ("BAMCO")                                 Focus TechNet Portfolio
ClearBridge Advisors LLC ("ClearBridge")              Small Cap Portfolio
Columbia Management Advisors, LLC ("Columbia")        Cash Management Portfolio
Franklin Advisers, Inc. ("Franklin Advisers")         Strategic Fixed Income Portfolio
J.P. Morgan Investment Management Inc. ("JPMorgan")   Focus Value Portfolio
Marsico Capital Management, LLC ("Marsico")           Focus Growth Portfolio
                                                      Focus Growth and Income Portfolio
RCM Capital Management LLC ("RCM Capital")            Focus TechNet Portfolio
Third Avenue Management LLC ("Third Avenue")          Focus Value Portfolio
Thornburg Investment Management, Inc. ("Thornburg")   Focus Growth and Income Portfolio
Western Asset Management Company ("Western Asset")    Strategic Fixed Income Portfolio

     The Amendments delete a provision of the Subadvisory Agreements that limits the percentage of brokerage transactions that may be effected through affiliates of the Subadvisers, SunAmerica and its affiliates or any other subadviser to the Trust or its affiliates, to 25% of a Portfolio's total transactions in securities during the Trust's fiscal year. Management recommended this change because it believed that the broad scope of the 25% limitation was unduly restrictive, particularly in light of each Subadviser's duty to seek best execution on behalf of a Portfolio.

     Furthermore, the Trust has policies and procedures for transactions with affiliated brokers, as approved by the Trustees. The procedures are designed to ensure that the commissions, fees or other remuneration received by an affiliated broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar investments being purchased or sold on a securities exchange during a comparable period of time. In addition, the Trustees are provided a quarterly compliance report that lists the Portfolios' affiliated brokerage transactions and determine whether such transactions were effected in accordance with the Trusts' policies and procedures.

     In addition, the Trustees approved Amendments involving the following non-material, administrative changes to the Subadvisory Agreements: (1) the addition of a confidentiality provision; (2) the addition of a provision that clarifies that SunAmerica (and not the Subadviser) is responsible for the voting of proxies on behalf of the Portfolios; and (3) the removal of certain language regarding the factors that a Subadviser may consider when selecting a broker.

THE TRUST

     Each of the Portfolios is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Trustees. SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG") and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica selects the subadvisers for the Trust's portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios' daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

     The subadvisers to the Trust's portfolios act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The portfolios do not pay fees directly to a subadviser. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an Affiliated Broker, acting as an agent not as principal, and the Affiliated Broker may receive brokerage commissions in connection therewith as permitted by
Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and interpretations thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENTS

     The Subadvisory Agreements between SunAmerica and each of the Subadvisers provide that: (i) the Subadviser shall manage the assets of the Portfolios for which they have been hired, (ii) SunAmerica shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio's investment policies and restrictions, with applicable law and with any applicable policies and procedures adopted by the Trustees.

     There have been no changes to the Subadvisory Agreements except for those changes included in the Amendments as described on page 1. The Subadvisory Agreements were last approved at a meeting of the Trustees held on December 13, 2006. The form of Amendment to the Subadvisory Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT THE SUBADVISERS

     BAMCO, Inc. is a New York corporation, established in January 1987, registered with the SEC since March 1987, located at 767 5th Avenue, 49th Floor, New York, New York 10153, is the investment adviser to all of the Baron mutual funds and two Irish pooled investment vehicles, and it serves as investment subadviser to non-Baron related SEC registered investment companies and other pooled investment vehicles. As of December 31, 2006, BAMCO had approximately $16.6 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of BAMCO are set forth in the following table. The business address of each of these individuals is 767 Fifth Avenue, 49th Floor, New York, New York 10153.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Ronald Baron               Director, Chairman, Chief Executive Officer and Chief
                           Investment Officer
Clifford Greenberg         Director and Senior Vice President
Gretta J. Heaney           Chief Compliance Officer, Vice President and
                           Assistant General Counsel
Linda S. Martinson         Director, Chief Operating Officer, Vice President,
                           Secretary and General Counsel
Susan Robbins              Director, Vice President and Senior Analyst
Andrew Peck                Vice President
Peggy Wong                 Treasurer and Chief Financial Officer

     ClearBridge Advisors, LLC is located at 399 Park Avenue, 4th Floor, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. ("Legg Mason") in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive officers are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2006, ClearBridge had approximately $115.8 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of ClearBridge are set forth in the following table. The business address of each of these individuals is 399 Park Avenue, New York, NY 10022. The business address for the Directors is 100 Light Street, Baltimore, MD 21202.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Terrence James Murphy      Chief Administrative Officer
Timothy Charles Scheve     Director
Mark Raymond Fetting       Director
Brian Scott Posner         President, Chief Executive Officer, Co-Chief
                           Investment Officer
Peter Lanning Bain         Director
Barbara Brooke Manning     Chief Compliance Officer
Harry David Cohen          Co-Chief Investment Officer

     Columbia Management Advisors, LLC is located at 100 Federal Street, Boston, Massachusetts 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2006, CMA had over $345 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of Columbia are set forth in the following table. The business address of each of these individuals is 100 Federal Street, Boston, Massachusetts 02110.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Keith Banks                President, Chief Executive Officer, Chief Investment
                           Officer, Chairman, Head of Institutional Distribution
                           and Manager
Fredrick Berretta, Jr.     Managing Director and Head of Cash Distribution
Andrei Magasiner           Chief Financial Officer and Treasurer
William Martin             Risk Officer
Colin Moore                Managing Director and Head of Equity Investments
Stephen Peacher            Managing Director and Head of Long Term Fixed Income
                           Investments

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Randall Royther            Managing Director and Head of Cash Investments
Linda Wondrack             Chief Compliance Officer
Christopher Wilson         Managing Director, Head of Mutual Funds and Manager

     Franklin Advisers, Inc. was incorporated in California and registered with the SEC as an investment adviser in 1985. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as Franklin Templeton Investments), a publicly traded, global investment management organization. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

     The names and principal occupations of the directors and principal executive officers of Franklin Advisers are set forth in the following table. The business address of each of these individuals is One Franklin Parkway, San Mateo, California 94403.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Edward B. Jamieson         President and Chief Investment Officer
Christopher J. Molumphy    Executive Vice President
Madison S. Gulley          Executive Vice President
Jack H. Lemein             Executive Vice President
Shelley M Painter          Treasurer
Barbara J. Green           Secretary
Kenneth A. Lewis           Chief Financial Officer
Craig S. Tyle              Chief Legal Officer
James M. Davis             Chief Compliance Officer

     J.P. Morgan Investment Management Inc. is a Delaware corporation and is an indirect wholly owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 245 Park Avenue, New York, New York 10167. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JPMorgan, together with its affiliated companies, had approximately $1,013 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of JPMorgant are set forth in the following table. The business address of each of these individuals is 245 Park Avenue, New York, New York 10167.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Evelyn V. Guernsey         President, Director, Managing Director
Joseph K Azelby            Head of Real Estate, Managing Director
Clive Brown                Director, Managing Director Head of International
                           Business
Seth P. Bernstein          Global Head of Fixed Income, Managing Director
Susan M. Canning           Vice President
George C.W. Gatch          Director, Managing Director
Iiman (Amy) Pappas         Treasurer, Managing Director
Paul A. Quinsee            Director, Managing Director
Lawrence M. Unrein         Head of Private Equity and Hedge Funds Director,
                           Managing Director

     Marsico Capital Management, LLC. is a Delaware limited liability company located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico provides investment management services to various mutual funds, institutional accounts and private accounts. As of December 31, 2006, Marsico had approximately $83.7 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of Marsico are set forth in the following table. The business address of each of these individuals is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Thomas F. Marsico          Chief Executive Officer
Christopher J. Marsico     President
Christie L. Austin         Executive Vice President
Mary L. Watson             Executive Vice President and Chief Operations Officer
Thomas M. J. Kerwin        Executive Vice President and General Counsel
Kenneth Johnson            Executive Vice President and Director of Marketing
Steven R. Carlson          Executive Vice President, Chief Financial Officer,
                           Treasurer and Chief Compliance Officer

     RCM Capital Management LLC is located at Four Embarcadero Center, San Francisco, California 94111, and is an indirect wholly-owned subsidiary of Allianz SE, an international financial services organization. As of December 31, 2006, RCM had approximately $21.5 billion in assets under management in San Francisco.

     The names and principal occupations of the directors and principal executive officers of RCM Capital are set forth in the following table. The business address of each of these individuals is Four Embarcadero Center, San Francisco, California 94111.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Udo Frank                  Chief Executive Officer
Robert Goldstein           Chief Operating Officer and General Counsel
Peter Anderson             Chief Investment Officer

     Third Avenue Management LLC is located at 622 Third Avenue, New York, New York 10017. Third Avenue or its predecessor has been an investment adviser and manager for mutual funds since its organization in 1986. Third Avenue also serves as investment adviser for separately managed accounts for private and institutional clients. As of December 31, 2006, Third Avenue had approximately $26 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of Third Avenue are set forth in the following table. The business address of each of these individuals is 622 Third Avenue, New York, New York 10017.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
David M. Barse             President and Chief Executive Officer
Vincent J. Dugan           Chief Financial Officer and Chief Operating Officer
W. James Hall              General Counsel and Secretary
Curtis Jensen              Co-Chief Investment Officer
Martin J. Whitman          Co-Chief Investment Officer
Joseph Reardon             Chief Compliance Officer

     Thornburg Investment Management, Inc. is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2006, Thornburg had approximately $33.7 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of Thornburg are set forth in the following table. The business address of each of these individuals is 119 East Marcy Street, Santa Fe, New Mexico 87501.

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
H. Garret Thornburg        Chairman and Chief Executive Officer

NAME                 POSITION AND PRINCIPAL OCCUPATION
----                 ---------------------------------
Brian J. McMahon     President and Chief Investment Officer
Beckie R. Hanttula   Secretary and Managing Director
Carolyn Dobbs        Treasurer and Managing Director

     Western Asset Management Company is currently located at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is an indirect wholly-owned subsidiary of Legg Mason. As of December 31, 2006, Western Asset had approximately $574.6 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of Western Asset are set forth in the following table. The business address of each of these individuals is 385 East Colorado Boulevard, Pasadena, California 91101. The business address for non-employees is 100 Light Street, Baltimore, MD 21202..

NAME                       POSITION AND PRINCIPAL OCCUPATION
----                       ---------------------------------
Bruce Daniel Alberts       Chief Financial Officer
James William Hirschmann   Director and Chief Executive Officer
Stephen Kenneth Leech      Chief Investment Officer
Legg Mason, Inc.           Sole Shareholder
Gregory Burns McShea       General Counsel; Head of Legal and Compliance
Peter Lanning Bain         Non-Employee Director
Brett Benjamin Canon       Director of Operations
David Daniel Fleet         President
Gavin Lewis James          Director of Global Client Services
Stephen Arthur Walsh       Deputy Chief Investment Officer
Kevin Ehrlich              Chief Compliance Officer
Timothy Charles Scheve     Non-Employee Director

No person who is an officer or trustee of the Trust is an officer or director of any of the Subadvisers.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees") as defined in the 1940 Act, approved the Amendments at a special meeting of the Board of Trustees held on January 19, 2007. In its approval of the Amendments, the Trustees considered the terms of the Amendments, that there were no changes to the nature, extent and quality of the services to be provided by the Subadvisers, and the potential profits derived by the Subadvisers or its affiliates. The Trustees did not consider, however, the investment performance of the Portfolios and the Subadviser, the fees and expenses of the Portfolio (except for brokerage commission costs), the extent to which economies of scale would be realized as the Portfolio grows or whether fee levels reflect economies of scale for the benefit of Portfolio investors. The Trustees did not consider these factors at the January 19, 2007 meeting because the Trustees had reviewed these factors and made determinations with respect to each of these factors at a regular meeting of the Board held on December 13, 2006.

     The Independent Trustees were separately represented by counsel that is independent of SunAmerica in connection with their consideration and approval of the Amendments. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

     The Board considered that it has policies and procedures governing transactions with affiliated brokers and that such policies are designed to ensure that the commissions, fees or other remuneration received by an affiliated broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar investments being purchased or sold on a securities exchange during a comparable period of time. The Board also considered that it is provided a quarterly compliance report that lists the Trusts' transactions that were effected by the Subadviser's affiliated brokers pursuant to Rule 17e-1 under the 1940 Act and makes a determination whether such transactions were effected in accordance with the Trust's policies and procedures. In addition, the Board considered management's opinion that the percentage limitation is unduly restrictive in light of the Subadvisers' duty to seek best execution. The Board concluded that it was satisfied that the Subadvisers could continue to provide the Portfolios with the nature, quality and extent of services to which they have previously provided and that the terms of the Amendments were reasonable.

     With respect to indirect costs and benefits, the Trustees considered the potential benefits to Subadvisers that may be derived as a result of removing the limitation on effecting affiliated brokerage transactions and concluded that the benefits were not unreasonable.

     In reaching their decision to approve the Amendments, the Trustees based their decision on the totality of the factors and each Trustee contributed different weight to the various factors. Based upon the materials they reviewed, the representations made to them and the considerations described above, and as part of their deliberations, the Trustees, including the Independent Trustees, concluded that the Amendments were in the best interest of the Portfolios.

OWNERSHIP OF SHARES

     The number of shares of the Portfolios outstanding at the close of business on February 28, 2007 and the record holder of those shares are listed in the table below.

PORTFOLIO                           SHARES OUTSTANDING
---------                           ------------------
Cash Management Portfolio                7,539,497
Focus Growth Portfolio                  13,375,414
Focus Growth and Income Portfolio        7,520,271
Focus TechNet Portfolio                  7,145,524
Focus Value Portfolio                    8,952,958
Small Cap Portfolio                     19,257,174
Strategic Fixed Income Portfolio         8,879,246

     To SunAmerica's knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein for more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of December 31, 2006.

BROKERAGE COMMISSIONS

     The following table provides the total commissions paid to any Affiliated Broker and the percentage of each Portfolio's aggregate brokerage commissions paid to any such Affiliated Broker for the fiscal year ended March 31, 2006.

                                      AGGREGATE AMOUNT OF    PERCENTAGE OF PORTFOLIO'S AGGREGATE
                                    PORTFOLIO'S AFFILIATED      BROKERAGE COMMISSIONS EFFECTED
PORTFOLIO                            BROKERAGE COMMISSIONS        THROUGH AFFILIATED BROKERS
---------                           ----------------------   -----------------------------------
Cash Management Portfolio                   $     0                         $   0
Focus Growth Portfolio                      $ 5,373                          2.09%
Focus Growth and Income Portfolio           $ 8,442                          3.80%
Focus TechNet Portfolio                     $     0                         $   0
Focus Value Portfolio                       $ 9,906                          5.08%
Small Cap Portfolio                         $12,796                          3.70%
Strategic Fixed Income Portfolio            $     0                         $   0

OTHER SERVICE AGREEMENTS

     For the fiscal year ended January 31, 2006, the Trust paid SunAmerica for advisory services provided to the Portfolios pursuant to the Advisory Agreement, as follows:

            PORTFOLIO               ADVISORY FEES
            ---------               -------------
Cash Management Portfolio             $  329,280
Focus Growth Portfolio                $1,044,970
Focus Growth and Income Portfolio     $  722,481
Focus TechNet Portfolio               $  551,731
Focus Value Portfolio                 $  991,676
Small Cap Portfolio                   $1,041,795
Strategic Fixed Income Portfolio      $  257,797

AIG SunAmerica Capital Services, Inc. distributes the Portfolio's shares and incurs the expenses of distributing the Portfolio's shares under a Distribution Agreement. AIG SunAmerica Capital Services, Inc. is an indirect, wholly-owned subsidiary of AIG located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

SHAREHOLDER REPORTS

     Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust, 2929 Allen Parkway, Houston, Texas 77019.

                                        By Order of the Trustees,


                                        /s/ Nori L. Gabert
                                        ----------------------------------------
                                        Nori L. Gabert
                                        Secretary
                                        Seasons Series Trust

Dated: April 9, 2007

                                                                       EXHIBIT A

                                    [FORM OF]
                              SUBADVISORY AGREEMENT

     This SUBADVISORY AGREEMENT is dated as of [DATE] by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and _______________________, a ___________________ corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser,
(a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that each Portfolio will at all times be operated and managed in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Code ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

          The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and
(b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio; provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

     5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     7. ADVERTISING. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of AIG SunAmerica Capital Services, Inc. ("SACS") or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser.

     8. PROXY VOTING. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

     9. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     10. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     11. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

     12. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

     13. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

          This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

     16. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     17. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

     18. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

     19. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser: [NAME ADDRESS]

Adviser:    AIG SunAmerica Asset Management Corp.
            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311
            Attention: Gregory N. Bressler

            Senior Vice President and
            General Counsel

with a copy to: AIG Retirement Services, Inc.
                1 SunAmerica Center
                Century City
                Los Angeles, CA 90067-6022
                Attention: Chad E. Fickett
                           Assistant Secretary of Seasons Series Trust

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                        AIG SUNAMERICA ASSET MANAGEMENT CORP.


                                        By:
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President and Chief Executive
                                               Officer


                                        [NAME OF SUBADVISER]


                                        By:
                                            ------------------------------------
                                        Name: [NAME]
                                        Title: [TITLE]

                                   SCHEDULE A

                                   ANNUAL FEE
                         (AS A PERCENTAGE OF THE AVERAGE
                         DAILY NET ASSETS THE SUBADVISER
PORTFOLIO(S)                MANAGES IN THE PORTFOLIO)
------------             -------------------------------


                                    [FORM OF]
                   AMENDMENT NO. [#] TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. [#] TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of __________________ by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. [(formerly known as SunAmerica Asset Management Corp.)], a Delaware corporation (the "Adviser"), and [NAME OF SUBADVISER], a _________________ corporation [/or type of entity] (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated [DATE], with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

     In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year.

     2. The first sentence of Section 2(b) of the Subadvisory Agreement shall be amended to delete the words "and rewarding sales or distribution."

     3. Paragraph [#] to the Subadvisory Agreement, titled Proxy Voting, is deleted in its entirety and replaced with the following paragraph:

     [#]. PROXY VOTING. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

     4. The following new paragraph shall be added to the Subadvisory Agreement:

          [#]. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, self regulatory organizations, or to the extent such disclosure is necessary for employees of the Subadviser to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

     5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     6. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     7. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   [NAME OF SUBADVISER]


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name:
Title: President and Chief Executive          ----------------------------------
       Officer                          Title:
                                               ---------------------------------